EXHIBIT 99.1

Investor Presentation
February/March, 2010

Forward Looking Statements
Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.
Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements.
These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on
Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law.

Coal Industry Themes - 2010
❖ Strong met coal pricing driven by growing
 Asian demand
❖ Met coal tightness increasing in the Atlantic
 basin as economic recovery continues
❖ Significant recent utility inventory draw - U.S.
 thermal market positioned to strengthen
❖ Future worldwide demand for thermal coal
 anticipated to strain seaborne supply

4

Strong Market Outlook

Alpha Natural Resources
RUNNING RIGHT

U.S. Utility Stockpiles (mm tons)
250
200
150
100
50
0
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-10
Jan-10E

U.S. Thermal Coal Market Recovering
— Severe winter weather caused utility inventories to fall by an estimated 30+MTs since
 Nov.
— U.S. thermal coal production unlikely to expand in 2010 and may decline further
— Economic recovery likely to drive increased industrial electricity demand
— Forward natural gas prices indicate that some fuel switching should reverse in 2010
— Global recovery and weak dollar should drive increasing net exports from the U.S.
— Crossover met coal may further reduce available supply in the U.S.
— New coal-fired generation will increase demand
SOURCE: DOE NETL, Internal Analysis, Genscape
Given the rapid drawdown in utility
inventories in the opening weeks of
2010, forecasts of normal inventories
by late 2010 may prove conservative

Alpha Natural Resources
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10,000
8,000
6,000
4,000
2,000
0
2006
2010E
2015E
2020E
2030E
China
India
US
EU
Russia
Japan

100
80
60
40
20
0
(20)
(40)
(60)
(80)
(100)
2003
2004
2005
2006
2007
2008
2009E

Robust Global Coal Market: Asia Is Key
Global demand growth, driven primarily by China, is staggering
Global Coal Consumption (mm tons)
Chinese Net Imports (mm tonnes)
SOURCE: Energy Information Administration, International Energy Outlook; International Energy Agency, World Energy Outlook; Internal Analysis
— Among the countries representing most of the world’s coal use, coal consumption is forecast to increase
 35% in 20 years (2010 - 2030)
— China is forecast to account for over 80% of this growth of more than 2BTs in annual demand, increasing its annual coal consumption by nearly 60% between 2010 and 2030
— China’s rapid move to net importer is a well-documented game changer
— India’s coal consumption is forecast to rise nearly 40% between 2010 and 2030
— Considering that the U.S. produces ~1BTs per year…where will the coal come from to satisfy this incremental increase in demand?

Alpha Natural Resources
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China Electricity Demand - Historic & Projected (TWh)
4.5%
259
1,081
2,717
4,723
7,513
1980
2000
2007
2015
2030

India Electricity Demand - Historic & Projected (TWh)
5.7%
90
369
544
892
1,966
1980
2000
2007
2015
2030

China & India Rely on Coal-fired Electricity
2010E: 80% coal-fired
2030E: 77% coal-fired
2010E: 66% coal-fired
2030E: 69% coal-fired
(Indian thermal coal imports have grown at 13% CAGR from 1990 - 2008)
Source: IEA; Booz & Company analysis

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1,600
1,400
1,200
1,000
800
600
400
200
0
Metric tonnes in millions
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E 2010E 2011E 2012E
China ROW

$350
$300
$250
$200
$150
$100
$50
$0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E
Asian Benchmark Price

Source: Wood Mackenzie; Booz & Company analysis
China = 14.8% CAGR
ROW = 1.5% CAGR
Scarcity of Metallurgical Coal
Global Steel Production
Metallurgical Coal Pricing (US$)
— As global steel production has grown, metallurgical coal has come to be viewed as a scarce and differentiated product
— When worldwide production of steel exceeds 1.3 billion tons, the supply of met coal becomes strained and incremental pricing can rise sharply as was seen in 2008
— While new projects are planned in places like Mozambique, Mongolia and Siberia, and additional projects are planned in Australia, all must overcome various infrastructure limitations or political challenges
— Supply constraints are likely to persist for several years

Alpha Natural Resources
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Chinese Net Met Imports (mm tonnes)

6
4
2
0
-2
-4
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09

China Driving Worldwide Met Demand
Chinese Growth is Permanently Changing Global Seaborne Met Coal Trading Dynamics
— Chinese crude steel production increased an estimated 14% in 2009, and China now produces nearly half of the world’s steel
— China imported 34M tonnes of Met coal in 2009, or ~15% of the World’s seaborne supply
— Chinese demand will be satisfied primarily by Australia, which is near its current export capacity
— Availability of seaborne coking coal, which totaled an estimated 240M tonnes in 2008, will be constrained by the growth of Chinese imports
— Worldwide steel production is estimated to be on an annual pace of greater than1.3B tonnes, with over
 600M tonnes expected from China alone in 2010
SOURCE: China’s National Bureau of Statistics, Chinese Customs, Macquarie, Internal Analysis

Alpha Natural Resources
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Service Center Inventories (mm tons)
14
12
10
8
6
4
2
0
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10

U.S. Steel Capacity Utilization (%)
100
90
80
70
60
50
40
30
20
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10

Met Demand Accelerating in Atlantic Basin
Met Coal Demand in the Atlantic Basin Should Increase As Developed
Economies Recover and Steel Production Ramps Up
* ANR is the leading U.S. supplier & exporter of metallurgical coal with 13-14MTPA export capacity*
— Domestic producers’ rapid response to the recession in 2009 drove U.S. service center inventories to 26-
 yr. lows, despite anemic demand for steel—restocking is now occurring
— U.S. steel production capacity utilization has increased to the mid-60% range, up from ‘09 lows in the 30s
— The combination of strong Chinese demand and increasing steel capacity utilization in the U.S. and the rest of the world should drive accelerating Atlantic basin met coal demand in 2010 and beyond
SOURCE: Metals Service Center Institute, American Iron and Steel Institute, Macquarie, Internal Analysis

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W. Canadian met
into Asia/Pacific

Trends in Seaborne Trading Patterns
Decreasing trend
Increasing trend
Spare capacity provides opportunity to ramp exports to meet global demand
As Asian Demand Absorbs Seaborne Supply, The Atlantic Basin Will Increasingly Rely on U.S. Coals

12

Investment Highlights

Diversification/Scale-Consistent Execution

	3Q09	4Q09
Sales Highlights		
Tons Sold		
Eastern met coal	2.1	2.5
Eastern steam coal	5.8	6.6
Powder River Basin	8.6	12.1
Total tons sold	16.5	21.2
Average realized price per ton		
Eastern met coal	$96.92	$97.18
Eastern steam coal	$64.43	$62.57
Powder River Basin	$10.39	$10.52
Weighted average total	$40.25	$37.02
Income Statement Highlights		
Coal revenue	$662.4	$787.5
Weighted average coal margin per ton	$11.72	$9.87
Weighted average coal margin percentage	29%	27%
EBITDA from continuing operations[1]	$115.9	$199.1
Adjusted EBITDA from continuing operations[1]	$163.9	$193.4
Income (loss) from continuing operations per share[1]	-$0.16	$0.17
Adjusted income from continuing operations per share[1]	$0.50	$0.51

PRB
709 MTs
31%
Northern App
861 MTs
38%
Central App
718 MTs
31%

Metallurgical
$797M
36%
Eastern Steam,
$1,196M
54%
PRB
$217M
10%

2009 Year-end Reserves = 2.3 BTs
2009 Revenue Mix by Coal Type
Following our merger on July 31, 2009, Alpha has delivered consistent execution demonstrating the benefit of the company’s enhanced scale and diversification.
*ANR is arguably the most regionally diversified producer in the U.S. today*
(1)  Third quarter 2009 amounts previously reported have been adjusted by $3.2 million, $0.03 per share, due to reduced expense.

High Margin Longwall Mining in NAPP
— Alpha operates two low-cost, high-margin longwall mines in the Pittsburgh #8 seam:
 Cumberland and Emerald
— In 4Q09, the longwalls accounted for 3M tons, or 45% of Eastern steam coal shipments, and on a pro forma basis these mines shipped 12.1M tons in 2009
— Cost of coal sales were the low to mid-$30s per ton for 4Q09 and pro forma full year 2009, while average realizations were in the mid-$50s
— Even in the relatively weak thermal coal market of 2009, these mines contributed approximately
 $20/ton of gross coal margins, contributing pro forma total margin of $230 to $240 million
— Due to higher average realizations in the committed and priced book of business, per ton coal margins in 2010 are expected to increase despite higher anticipated per ton costs
* Longwall mines are highly profitable compared to other Eastern steam operations*

Alpha Natural Resources
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Marketing	$17 - 20
Representative examples:	
Increased Central Appalachian export opportunities through DTA	
Increased export opportunities through Gulf / New Orleans	
Increased export opportunities through Baltimore	
NS steam coal source optimization (cost optimization, freight savings & free-up of potential met coal)	
Purchasing	$11 - 13
Representative examples:	
Various mine supplies such as cables, lubes, roof support, tires, belts, filters	
Volume incentives with primary mine equipment OEMs	
Diesel and explosives savings	
Maintenance saving by utilizing Alpha's regional repair facilities	
Corporate & Administrative	$15 - 17
Representative examples:	
Insurance and surety savings	
HR & legal consolidation	
Recurring cash tax savings	**Total $43 - 50**

Pacing to Meet or Exceed Synergy Target
Additional upside possible, primarily driven by additional blending and optimization opportunities depending on future market conditions
Annual net synergies conservatively estimated at $45 million at full run-rate anticipated to be achieved by mid-year 2010

Alpha Natural Resources
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700
600
500
400
300
200
100
0
US$ in millions
2005
2006
2007
2008
2009
Alpha Pro Forma Capex
Alpha Pro Forma FCF

Consistent History of Positive Cash Flow
Note: Pro forma capex for 2008 and 2009 includes Lease-By-Application (LBA) bonus bid payments of $36.1 million each year.
FCF = Operating cash flow less capex

Excellent Liquidity and Low Leverage
Note: LTM data as of 12/31/09
(1)  LTM combined pro forma Adjusted EBITDA for the fiscal year ended December 31, 2009
Leverage of approximately 1.2x debt/Adjusted EBITDA and liquidity of approximately $1.1 billion
($ millions)	Maturity	As of 12/31/09

$650mm Revolving Credit Facility	July, 2011	$0
Term Loan A	July, 2011	285
2.375% Convertible Notes	April, 2015	288
7.25% Senior Unsecured Bonds	August, 2014	298
Total Debt		$871

Liquidity and Credit Statistics
Cash & Equivalents and marketable securities		$584
Revolver		650
Accounts Receivable Securitization Facility		150
Less: Letters of Credit Outstanding		(258)
Total Potential Liquidity		$1,126

Total Debt / LTM EBITDA		1.2x

LTM Adjusted EBITDA1		$709

A Leader in the Domestic Coal Industry
Eastern Coal Operations
Illinois Basin
Western Coal Operations
Production capacity	55.0
2009 Shipments	50.1
Reserves	709
Reserves	26
Production Capacity	42.0
2009 Shipments	36.0
Reserves	1579
Note: Figures pro forma as of 12/31/09
Strength, Scale, Diversification

Alpha Natural Resources
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$12.5
$9.0
$5.6
$4.2
$3.8
$3.7
$1.5
$0.8
$0.5
$0.5
BTU
CNX
ANR
WLT
MEE
ACI
PCX
ICO
JRCC
CLD

244
125
97
86
58
37
33
17
10
6
BTU
ACI
CLD
pro forma ANR
CNX
MEE
PCX
ICO
JRCC
WLT

LTM12/31/09 Revenue 2 3 *(in millions)*

$6.0
$4.6
$3.4
$2.7
$2.6
$2.0
$1.2
$1.1
$1.0
$0.7
BTU
CNX
pro forma ANR
MEE
ACI
PCX
CLD
ICO
WLT
JRCC

LTM 12/31/09 EBITDA[2] 3 *($ in millions)*

* Adjusted EBITDA as reported in company documents

$1,290
$1,224
$706
$497
$459
$279
$276
$202
$123
$111
BTU
CNX
pro forma ANR*
MEE
ACI*
CLD
WLT
ICO*
JRCC*
PCX*

Sources: Public filings, company press releases and presentations
(1)Market data as of 02/19/10

(2)CLD revenue, tons sold and EBITDA as reported for the 12 months ended 12/31/08
(3)JRCC revenue, tons sold and EBITDA as reported for the twelve months ended 09/30/09
Market Capitalization1 ($ in billions)
LTM 12/31/09 Tons Sold 2 3 (in millions)
Peer Group Comparisons

Powder River Basin
Wyoming Operations	Expansion (MM tons/yr)	Capacity
Truck/shovel expansion	10	65 MTPY
Belle Ayr LBA	200 Million Tons	2011
Central Appalachia
Mine	Resource Description	Production
Deep Mine #41	~ 70 MM Ton Reserve	1.0 - 1.2 MTPY (metallurgical)
Harts Creek/Atenville	~ 120 MM Ton Reserve	2 - 3 MTPY (metallurgical potential)
Northern Appalachia
Mine	Resource Description	Production
Foundation - longwall	~ 420 MM Ton Reserve	7 - 14 MTPY Pitt #8 (+ Sewickley)
Freeport - CM	~ 68 MM Ton Reserve	2 - 3 MTPY (metallurgical)
Coal Gas Recovery
Location	Resource Description	Production
CBM	~ 100-200 Bcf Resource	~ 5,000 Salable Mcf/Day (current)
Marcellus acreage	~ 18,000 Acres	Entered into JV with Rice Energy 2010
Organic Growth Opportunities

• 50/50 Joint Venture with Rice Energy, LP
• Alpha controls ~18,000 acres of Marcellus in
 Greene and Washington Counties of Pennsylvania
• Initial phase underway, currently drilling the first of
 four wells planned for 2010
• Each partner committing acreage and cash
• Total phase 1 capital anticipated to be less than
 $20 million
• JV potential to develop ~100 wells in the Marcellus
• Separately, Alpha’s CBM gas processing plant
 expanding from capacity of 5,000 MCF/day to
 10,000 MCF/day
Unconventional Gas Development

Summary of Recent Guidance
NOTES:
1. Based on committed and priced coal shipments as of February 8, 2010.
2. Eastern shipments in 2010 and 2011 include an estimated 2.0 to 3.0 million tons of brokered coal per year.
3. As of February 8, 2010, compared to the midpoint of shipment guidance range.
4. In 2010, committed and un-priced Eastern tons include approximately 1.8 million tons of met coal subject to market pricing, approximately 0.2 million tons of steam coal subject to market pricing, and 0.5 million tons of steam coal subject to collared pricing with an average pricing range of $65.00 to $76.00 per ton. In 2011, committed and unpriced Eastern tons include approximately 5.9 million tons of met coal subject to market pricing, approximately 3.3 million of steam coal subject to market pricing, approximately 2.9 million tons of steam coal subject to collared pricing with an average pricing range of $50.00 to $62.00 per ton, and legacy contracts covering approximately 0.4 million tons of steam coal subject to average indexed pricing estimated at $69.21 per ton.
Guidance
(in millions, except per-ton and percentage amounts)
	2010	2011
Average per Ton Sales Realization on Committed and Priced Coal Shipments1
West	$10.93	$11.93
Eastern Steam	$65.54	$67.03
Eastern Met	$104.63	$123.97
Coal Shipments2	81.0 - 89.0	82.0 - 94.0
West	47.0 - 50.0	48.0 - 52.0
Eastern Steam	23.0 - 26.0	23.0 - 28.0
Eastern Met	11.0 - 13.0	11.0 - 14.0
Committed and Priced (%)3	92%	59%
West	100%	77%
Eastern Steam	93%	44%
Eastern Met	62%	15%
Committed and Un-priced (%)4	3%	14%
West	0%	0%
Eastern Steam	3%	26%
Eastern Met	15%	47%
West - Cost of Coal Sales per Ton	$8.30 - $8.90
East - Cost of Coal Sales per Ton	$54.00 - $57.00
Selling, General & Administrative Expense	$150 - $165
Depletion, Depreciation & Amortization	$370 - $390
Interest Expense	$70 - $80
Capital Expenditures	$340 - $390

Alpha Natural Resources
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Enterprise Value/2010E EBITDA
12x
11x
10x
9x
8x
7x
6x
5x
4x
3x
2x

Recent Valuation Comparison 2/19/10
Notes: Market data and First Call consensus 2010 EBITDA estimates as of 2/19/10
< 50 MM TPY, regional
> 50 MM TPY, diversified
> 50 MM TPY, regional
Compelling Relative Valuation
ANR

Coal Industry Themes
❖ Strong met coal pricing driven by growing
 Asian demand
❖ Met coal tightness increasing in the Atlantic
 basin as economic recovery continues
❖ Significant utility inventory draw - U.S.
 thermal market positioned to strengthen
❖ Future worldwide demand for thermal coal
 anticipated to strain seaborne supply
✓ ANR is the largest supplier of met coal in the
 U.S. and anticipates sales into Asia in 2010
✓ ANR is the largest exporter of met coal with 13
 -14 MTs of export terminal capacity
✓ ANR’s operations in NAPP, CAPP and PRB
 can respond quickly to increased demand
✓ Low-cost production and export capacity
 enable ANR to participate in global thermal
 demand

25

Appendices

Alpha Natural Resources
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Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted EBITDA from Continuing Operations to Income from Continuing Operations
(In Thousands)
(Unaudited)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP measures used by management to gauge operating performance and normalized levels of earnings. Alpha defines EBITDA from continuing operations as income (loss) from continuing operations plus interest expense, income tax expense, depreciation, depletion and amortization, and amortization of coal supply agreements less interest income and income tax benefit. Alpha defines adjusted EBITDA from continuing operations as EBITDA from continuing operations plus expenses attributable to the merger with Foundation Coal Holdings, Inc., losses on early extinguishment of debt, plus gain on sale of coal reserves. The definition of adjusted EBITDA from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents EBITDA from continuing operations and adjusted EBITDA from continuing operations as a supplemental measure of the company's performance and debt service capacity that may be useful to securities analysts, investors and others. EBITDA from continuing operations and adjusted EBITDA from continuing operations are not, however, a measure of financial performance under U. S. GAAP and should not be considered as an alternative to net income, income from continuing operations or operating income as determined in accordance with U.S. GAAP. Moreover, EBITDA from continuing operations and adjusted EBITDA from continuing operations are not calculated identically by all companies. A reconciliation of EBITDA from continuing operations and adjusted EBITDA from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure is provided in the table below.

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Three months ended June 30, 2009	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008
(Loss) income from continuing operations (1)	$ (16,740)	$ 66,107	$ 16,678	$ 46,559	$ 164,702
Interest expense	42,835	9,723	10,166	62,854	30,225
Interest income	(295)	(2,725)	(355)	(1,275)	(5,702)
Income tax (benefit) expense	(46,172)	9,066	5,323	(27,222)	39,886
Depreciation, depletion and amortization	78,246	40,155	36,352	154,803	125,548
Amortization of acquired coal supply agreements	57,983	-	-	57,983	-
EBITDA from continuing operations (1)	115,857	122,326	68,164	293,702	354,659
Merger related expenses	42,442	-	4,155	46,597	-
Gain on sale of coal reserves	-	(11,446)	-	-	(11,446)
Loss on early extinguishment of debt	5,641	33	-	5,641	14,702
Adjusted EBITDA from continuing operations (1)	$ 163,940	$ 110,913	$ 72,319	$ 345,940	$ 357,915

(1) These amounts have been adjusted from the amounts previously reported for the three months and nine months ended September 30, 2009 due to an after-tax reduction in expenses of $3,234.

This information is intended to be reviewed in conjunction with the company's filings with the U. S. Securities and Exchange Commission.

3Q09 Reconciliation of Adjusted EBIDTA

Alpha Natural Resources
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Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted Income from Continuing Operations to Income from Continuing Operations
(In Thousands)
(Unaudited)

Adjusted income from contuning operations and adjusted diluted earnings per common share from continuing operations are non-GAAP measures used by management to gauge performance and normalized earnings levels. Alpha defines adjusted income from continuing operations as income from continuing operations plus expenses attributable to the merger with Foundation Coal Holdings, Inc., losses on early extinguishment of debt, the portion of interest expense attributable to termination of an interest rate swap, and amortization of coal supply agreements, less gain on sale of coal reserves, discrete income tax benefits from reversal of valuation allowances for deferred tax assets and estimated income tax effects of the pre-tax adjustments. Adjusted diluted earnings per common share from continuing operations is adjusted income from continuing operations divided by weighted average diluted shares. The definition of adjusted income from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents adjusted income from continuing operations and adjusted earnings per share from continuing operations as supplemental measures of the company's performance that it believes are useful to securities analysts, investors and others in assessing the company's performance over time. Adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not, however, measures of financial performance under U. S. GAAP and should not be considered as an alternative to net income, income from continuing operations, operating income or diluted eanrings per share from continuing operations as determined in accordance with U.S. GAAP. Moreover, adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not calculated identically by all companies. A reconciliation of adjusted income from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure, and the weighted average diluted shares used to calculate adjusted earnings per common share from continuing operations are provided in the table below.

	Three Months Ended September 30,		Three months ended	Nine Months Ended September 30,	
	2009	2008	June 30, 2009	2009	2008
(Loss) income from continuing operations (1)	$ (16,740)	$ 66,109	$ 16,678	$ 46,559	$ 164,702
Gain on sale of coal reserves	-	(11,446)	-	-	(11,446)
Merger related expenses	42,442	-	4,155	46,597	-
Loss on early extinguishment of debt	5,641	33	-	5,641	14,702
Charge arising from termination of hedge accounting for interest rate swap	23,549	-	-	23,549	-
Amortization of acquired coal supply agreements	57,983	-	-	57,983	-
Estimated income tax effect of above adjustments	(38,061)	2,853	(1,039)	(39,093)	(814)
Reversal of deferred income tax asset valuation allowance	(22,185)	(8,994)	-	(22,185)	(26,946)
Adjusted income from continuing operations (1)	$ 52,629	$ 48,555	$ 19,794	$ 119,051	$ 140,198
Weighted average shares--diluted	104,679,572	72,233,569	70,894,017	82,211,348	69,863,726
Adjusted diluted earnings per common share from continuing operations (1)	$ 0.50	$ 0.67	$ 0.28	$ 1.45	$ 2.01

(1) These amounts have been adjusted from the amounts previously reported for the three months and nine months ended September 30, 2009 due to an after-tax reduction in expenses of $3,234.

This information is intended to be reviewed in conjunction with the company's filings with the U. S. Securities and Exchange Commission.

3Q09 Reconciliation of Adjusted Income

Alpha Natural Resources
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Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted EBITDA from Continuing Operations to Income from Continuing Operations
(In Thousands)
(Unaudited)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP measures used by management to gauge operating performance and normalized levels of earnings. Alpha defines EBITDA from continuing operations as income from continuing operations plus interest expense, income tax expense, depreciation, depletion and amortization, and amortization of coal supply agreements less interest income and income tax benefit. Alpha defines adjusted EBITDA from continuing operations as EBITDA from continuing operations plus expenses attributable to the merger with Foundation Coal Holdings, Inc., losses on early extinguishment of debt, less various gains and losses not expected to recur on a quarterly basis. The definition of adjusted EBITDA from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents EBITDA from continuing operations and adjusted EBITDA from continuing operations as a supplemental measure of the company's performance and debt service capacity that may be useful to securities analysts, investors and others. EBITDA from continuing operations and adjusted EBITDA from continuing operations are not, however, a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations or operating income as determined in accordance with U.S. GAAP. Moreover, EBITDA from continuing operations and adjusted EBITDA from continuing operations are not calculated identically by all companies. A reconciliation of EBITDA from continuing operations and adjusted EBITDA from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure is provided in the table below.

	Three Months Ended December 31,		Year Ended December 31,	
	2009	2008	2009	2008
Income from continuing operations	$ 20,248	$ 33,897	$ 66,807	$ 198,599
Interest expense	19,971	9,587	82,825	39,812
Interest income	(494)	(1,649)	(1,769)	(7,351)
Income tax (benefit) expense	(7,853)	12,356	(33,023)	52,242
Depreciation, depletion and amortization	97,592	39,421	252,395	164,969
Amortization of acquired coal supply agreements	69,625	-	127,608	-
EBITDA from continuing operations	199,089	93,612	494,843	448,271
Merger related expenses	12,437	-	59,034	-
Gain on sale of coal reserves	-	(1,490)	-	(12,936)
Gain on termination of Cliff's merger	-	(56,315)	-	(56,315)
Other revenue from coal supply agreement modification	(18,100)	-	(18,100)	-
Loss on early extinguishment of debt	-	-	5,641	14,702
Adjusted EBITDA from continuing operations	$ 193,426	$ 35,807	$ 541,418	$ 393,722

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

4Q09 Reconciliation of Adjusted EBIDTA

Alpha Natural Resources
RUNNING RIGHT

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted Income (Loss) from Continuing Operations to Income from Continuing Operations
(In Thousands)
(Unaudited)

Adjusted income (loss) from continuing operations and adjusted diluted earnings per common share from continuing operations are non-GAAP measures used by management to gauge performance and normalized earnings levels. Alpha defines adjusted income from continuing operations as income from continuing operations plus expenses attributable to the merger with Foundation Coal Holdings, Inc., losses on early extinguishment of debt, the portion of interest expense attributable to termination of an interest rate swap, and amortization of coal supply agreements, less various gains and losses that are not expected to recur on a quarterly basis, discrete income tax benefits from reversal of valuation allowances for deferred tax assets and estimated income tax effects of the pre-tax adjustments. Adjusted diluted earnings per common share from continuing operations is adjusted income from continuing operations divided by weighted average diluted shares. The definition of adjusted income from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents adjusted income from continuing operations and adjusted earnings per share from continuing operations as supplemental measures of the company's performance that it believes are useful to securities analysts, investors and others in assessing the company's performance over time. Adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not, however, measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations, operating income or diluted earnings per share from continuing operations as determined in accordance with U.S. GAAP. Moreover, adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not calculated identically by all companies. A reconciliation of adjusted income from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure, and the weighted average diluted shares used to calculate adjusted earnings per common share from continuing operations are provided in the table below.

	Three Months Ended December 31,		Year Ended December 31,	
	2009	2008	2009	2008
Income from continuing operations	$ 20,248	$ 33,897	$ 66,807	$ 198,599
Gain on sale of coal reserves	-	(1,490)	-	(12,936)
Gain on termination of Cliffs merger	-	(56,315)	-	(56,315)
Merger related expenses	12,437	-	59,034	-
Loss on early extinguishment of debt	-	-	5,641	14,702
Charge arising from termination of hedge accounting for interest rate swap	-	-	23,549	-
Other revenue from coal supply agreement modification	(18,100)	-	(18,100)	-
Amortization of acquired coal supply agreements	69,625	-	127,608	-
Estimated income tax effect of above adjustments	(22,069)	14,359	(61,162)	13,545
Reversal of deferred income tax asset valuation allowance/loss disallowance	-	(3,919)	(22,185)	(14,819)
Adjusted income (loss) from continuing operations	$ 62,141	$ (13,468)	$ 181,192	$ 142,776
Weighted average shares–diluted	121,550,204	70,597,715	91,702,628	70,259,735
Adjusted diluted earnings (loss) per common share from continuing operations	$ 0.51	$ (0.19)	$ 1.98	$ 2.03

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

4Q09 Reconciliation of Adjusted Income

Alpha Natural Resources
RUNNING RIGHT

Alpha Natural Resources

www.alphanr.com